Quarterly Investor Relations Presentation At and for the three and six months ended March 31, 2017

About GWB 2 Company Snapshot Exchange / Ticker • NYSE: GWB Market Cap • 58.8 million shares outstanding / $2.45 billion Ownership • 100% publicly traded Total Assets • $11.36 billion ROA / ROTCE • 1.26% / 15.4% Efficiency Ratio • 47.0% FTEs • Approximately 1,600 Locations • 174 branches in nine states Business & Ag Expertise • 88% of loans in business and ag segments; 5 th largest farm lender bank in the U.S.(1) (1) As of December 31, 2016. Source: American Banker's Association NOTE: All financial data is as of or for the three months ended March 31, 2016 unless otherwise noted. Market Cap calculated based on April 4, 2017 closing price of $41.75. Branch count as of March 31, 2017. See appendix for non-GAAP reconciliation of ROTCE and efficiency ratio.

Footprint 3 • 174 banking branches across nine Midwestern and Western states • Vibrant, diverse economies balanced across growing commercial hub cities and smaller rural communities • Opportunities for expansion into new markets within and adjacent to footprint Attractive Markets

Executing on Strategy (1) This is a non-GAAP measure. See appendix for reconciliation. 4 Focused Business Banking Franchise with Agribusiness Expertise Strong Profitability and Growth Driven by a Highly Efficient Operating Model Risk Management Driving Strong Credit Quality Strong Capital Generation and Attractive Dividend • Net interest margin expanded compared to the December 2016 quarter as a result of increasing asset yields and a more favorable asset mix • Significant progress managing stressed Ag loan relationships ◦ Net Ag loan outflows led to slower loan growth for the quarter but full-year target unchanged • Deposit balances increased by $385.7 million during the quarter • Fully diluted EPS of $0.60 for the quarter compared to $0.55 for 2QFY16, an increase of 9.1% • Attractive FYTD profitability metrics: 1.27% ROAA and 15.9% ROATCE(1) • Efficiency ratio(1) of 47.0% for the quarter compared to 45.5% for the same quarter of FY16 and 45.1% for the quarter ended December 31, 2016 • All regulatory capital ratios remain above minimums to be considered “well capitalized” and each capital ratio increased compared to December 31, 2016 • Strong capital generation supports an increased quarterly dividend of $0.20 per share ◦ Dividend payable May 24, 2017 to stockholders of record as of the close of business on May 12, 2017 • FYTD net charge-offs of 0.30% of average loans (annualized) elevated compared to the prior year primarily due to Agriculture net charge-offs • Loans graded "Substandard" increased by 9.1% to $263.7 million and loans graded "Watch" decreased by 1.0% to $324.5 million compared to September 30, 2016 while nonaccrual loans increased by 1.0%

Experienced Management Team Prior experience – Senior Human Resource Generalist for Citibank and Wells Fargo 38 40 34 26 23 17 33 28 8 15 10 8 16 13 27 3 Ken Karels Chairman, President and CEO Doug Bass Regional President Regional President for Iowa / Kansas / Missouri, Arizona / Colorado, L&D / Marketing, Operations, and People & Culture Prior positions with U.S. Bank and First American Bank Group Bryan Kindopp Regional President Regional President for Nebraska and South Dakota Prior role overseeing branch operations – northeastern South Dakota Pete Chapman Executive VP & CFO Responsible for financial / regulatory reporting, planning and strategy, project management, treasury and banking operations in Minnesota and North Dakota Prior U.S. experience with E&Y Steve Ulenberg Executive VP & CRO Responsible for risk framework across Great Western Prior leadership roles in commercial and wholesale banking, risk management, and cross-organizational strategy – National Australia Bank Executive Officers Former COO and Regional President – Great Western Former President and CEO – Marquette Bank Prior experience – VP & Regional Training Manager for Bank of the West and VP Learning and Development Officer for Community First Bankshares Inc Cheryl Olson Head of Marketing Industry experience (yrs) Great Western Bank experience (yrs) (1) Andy Pederson Head of People & Culture and L&D Donald Straka General Counsel Prior experience – attorney and executive in banking, securities and M&A Non-Executive Officers 5(1) For Messers. Chapman and Ulenberg, includes experience at National Australia Bank, Ltd. and subsidiaries; For Mr. Erkonen, includes experience at HF Financial Corp. Scott Erkonen Chief Information Officer Prior leadership role representing the United States internationally in the areas of IT Governance and Information Security -- ISO (International Organization for Standardization) 21 10

Acquisition History Note: Total assets are as of September 30 of each fiscal year unless otherwise noted. Acquired assets are the total of the fair value of total assets acquired and the net cash and cash equivalents received, at the time of acquisition of each indicated year. 6 Acquired Security Bank ($0.1 billion) Acquired Sunstate Bank and three branches from HF Financial Corp. ($0.2 billion total) Acquired North Central Bancshares Inc. ($0.4 billion total) Acquired HF Financial Corp. ($1.1 billion total) Acquired First Community Bank's Colorado franchise and a branch from Wachovia ($0.6 billion total) Acquired F&M Bank-Iowa and TierOne Bank ($3.0 billion total) Pre-Acquisition Assets Acquired Assets $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 2QFY17 $4.3 $8.2 $9.1 $9.4 $9.8 $11.4 $3.1 $3.4 $5.2 $8.3 $9.0 $11.5

Commercial non- real estate: 19.3% Ag real estate: 11.3% Ag operating: 12.9% Construction & development: 5.2% Owner-occupied CRE: 13.6% Non owner-occupied CRE: 20.1% Multifamily: 5.2% Residential real estate: 11.1% Consumer & Other: 1.3% Loan Portfolio Composition 7 Loan Portfolio ($MM) At September 30 of each fiscal year unless otherwise noted (UPB). Geographic Diversification Iowa / Kansas / Missouri 29.0% South Dakota 26.9% Nebraska 16.6% Arizona / Colorado 23.4% Minnesota / North Dakota 2.6% Other 1.5% NOTE: Other loans represent acquired workout loans and certain other loans managed by our staff FY11 FY12 FY13 FY14 FY15 FY16 2QFY17 $2,342 $2,364 $2,312 $2,541 $2,846 $3,754 $3,851 $1,092 $1,396 $1,587 $1,681 $1,861 $2,169 $2,114 $971 $1,354 $1,482 $1,571 $1,611 $1,676 $1,690 $777 $940 $906 $902 $922 $1,018 $971 $5,293 $6,197 $7,351 $8,736 Focused business and ag lending growth Commercial RE Agriculture C&I Residential RE Consumer & Other $6,820 $6,414 1.3% Portfolio Segmentation by Type $8,741

Additional Loan Information 8 Incremental Impact from Acquired Loans ($MM)Highlights (1) Comprehensive Credit-Related Coverage is a non-GAAP measure that Management believes is useful to demonstrate that the FV adjustments related to credit and remaining loan discounts consider credit risk and should be considered as part of total coverage. • Loan portfolio is managed to Board-approved concentration limits and regulatory guidelines • All categories are within limits including regulatory 300/100% of capital CRE limits • Income statement impact from acquired loans (including indemnification asset amortization) has not significantly inflated earnings and is not expected to in the future • Management remains very comfortable with credit coverage levels Includes ASC 310-20 accretion, ASC 310-30 accretion in excess of contractual interest and indem. asset amortization ASC 310-30 Non ASC 310-30 2012 2013 2014 2015 2016 FY17 YTD $(1.6) $(0.3) $(5.6) $0.5 $1.4 $1.2 $2.1 $(1.6) $0.2 $(3.3) $2.1 $1.5 GWB Legacy - Loans at Amortized Cost GWB Legacy - Loans at Fair Value HF Financial Corp. Acquired Loans Other Acquired Loans Total ALLL $ 59,251 $ — $ 840 $ 2,593 $ 62,684 Remaining Loan Discount $ — $ — $ 21,906 $ 12,906 $ 34,812 Fair Value Adjustment (Credit) $ — $ 7,671 $ — $ — $ 7,671 Total ALLL / Discount / FV Adj. $ 59,251 $ 7,671 $ 22,746 $ 15,499 $ 105,167 Total Loans $ 6,727,154 $ 1,056,155 $ 730,073 $ 184,044 $ 8,697,426 ALLL / Total Loans 0.88% —% 0.12% 1.41% 0.72% Discount / Total Loans —% —% 3.00% 7.01% 0.40% FV Adj. / Total Loans —% 0.73% —% —% 0.09% Total Coverage / Total Loans (1) 0.88% 0.73% 3.12% 8.42% 1.21% Comprehensive Credit-Related Coverage ($MM)

Focused CRE Lending 9 Highlights CRE Portfolio Composition by Type (UPB $MM) CRE Portfolio Exposure Sizes (UPB) CRE Net Charge-offs / Average Loans (1) ($MM) NOTE: All customer references are aggregated based on CIF and do not group CIFs with related ownership groups. Industry disclosures based on NAICS codes. (1) Net charge-offs / average loans represent charge-offs, net of recoveries, as a percent of average loans for each period. Average loans are calculated as the two point average of each period. Ratios annualized for partial-year periods. • Focus on commercial property investors, owner-occupied properties, multi-family property investors and a diverse range of commercial construction with limited exposure to land development and other speculative projects • Continued customer demand to finance CRE development, especially in larger markets within our footprint • Regulatory CRE levels of 227% (300% test) and 45% (100% test) • 10 largest CRE exposures represent 7.8% of total CRE and average $30 million $15M+: 15.6% $5M- $15M: 38.5% $1M - $5M: 32.7% $250K - $1M: 10.1% <$250K: 3.1% Construction and development, $450.4, 11.7% Owner-occupied CRE, $1,191.3, 30.9% Non-owner- occupied CRE, $1,754.6, 45.6% Multifamily, $454.4, 11.8% FY11 FY12 FY13 FY14 FY15 FY16 FY17 YTD 1.3% 0.9% 0.8% 0.1% —% 0.1% 0.2% $32.10 $21.59 $18.96 $1.73 $0.63 $2.91 $1.44

Diverse C&I Exposure 10 Highlights C&I Portfolio Composition by Industry (UPB) C&I Portfolio Exposure Sizes (UPB) C&I Net Charge-offs / Average Loans (1) ($MM) NOTE: All customer references are aggregated based on CIF and do not group CIFs with related ownership groups. Industry disclosures based on NAICS codes. (1) Net charge-offs / average loans represent charge-offs, net of recoveries, as a percent of average loans for each period. Average loans are calculated as the two point average of each period. Ratios annualized for partial-year periods. • Diverse range of industry exposure across C&I lending portfolio, including healthcare, tourism & hospitality, freight & transport and agribusiness-related services • 10 largest C&I exposures represent 20.7% of total C&I and average $35 million • Approximately 4,300 customers with an average exposure of $400,000 FY11 FY12 FY13 FY14 FY15 FY16 FY17 YTD 0.9% 0.5% 0.2% 0.3% 0.5% 0.1% 0.8% $8.33 $5.92 $2.43 $3.94 $7.75 $1.20 $3.47 $15M+: 26.9% $5M- $15M: 26.2% $1M - $5M: 24.9% $250K - $1M: 13.4% <$250K: 8.6% 7.8% 4.4% 4.0% 3.8% 3.3% 2.9% 3.2% 70.6% Med / Surg Hospitals Nursing Care Facilities Casino Hotels Trucking Retirement Communities Residential Warehouse Lending Farm & Garden Equip Wholesalers Other

Ag Loan Portfolio 11 Highlights Ag Portfolio Composition by Industry (UPB) Ag Net Charge-offs / Average Loans (1) ($MM)Ag Portfolio Exposure Sizes (UPB) NOTE: All customer references are aggregated based on CIF and do not group CIFs with related ownership groups. Industry disclosures based on NAICS codes. (1) Net charge-offs / average loans represent charge-offs, net of recoveries, as a percent of average loans for each period. Average loans are calculated as the two point average of each period. Ratios annualized for partial-year periods. • Portfolio balanced across subsegments • 10 largest Ag exposures represent 11.7% of total Ag and average $25 million • Approximately 3,400 customers with an average exposure size of $625,000 • Profitability remains strained for many agriculture borrowers leading to increased levels of Watch and Substandard loans, higher ALLL and higher NCOs FYTD ◦ Management remains comfortable with overall exposure and long-term prospects Grains, 33.9% Beef Cattle, 24.0% Dairy Farms, 21.2% Hogs, 6.9% Cotton, 1.5% Other Specialty, 12.5% Grains 34% Proteins 52% Other 14% $15M+: 15.6% $5M- $15M: 32.4% $1M - $5M: 30.0% $250K - $1M: 14.8% <$250K: 7.2% FY11 FY12 FY13 FY14 FY15 FY16 FY17 YTD 0.1% —% 0.3% 0.1% —% 0.2% 1.4% $0.87 $(0.11) $4.05 $2.37 $0.48 $3.74 $7.28 1.4%

Ag Lending 101 • Underwriting identical to comparable C&I and CRE loans where cash flow is the primary repayment source and loan and line amounts subject to loan value ("LTV") limits and "normalized" collateral values • Liquid markets typically exist for ag-related collateral which is the secondary repayment source (e.g., harvested grain or grain inventory, cattle, farm equipment and land sale/lease) in foreclosure scenarios • Many market and economic conditions can influence the profitability of individual borrowers; key to partner with seasoned producers that manage their own cost structure diligently Overview Grains • 34% of the Ag loan portfolio or approx. 8% of overall loan portfolio • Most borrowers in footprint in MW states (IA, SD, NE) ◦ Corn and soybeans primary crop production • Corn and soybean prices spiked beginning in late 2007 and remained high for 3-4 years ◦ Drove cost of production higher as land and other input costs were in high demand; ◦ Gross value of corn production per acre increased 138% from 2006 to 2011 (USDA) • Crop prices have reverted to more sustainable long-term levels but costs have not reset as quickly • Federally-subsidized crop insurance protects a portion of grain producers' projected revenue each year 12

Ag Lending 101 (cont'd) 13 Beef Cattle Dairy • 24.0% of the Ag loan portfolio or approx. 6% overall, primarily in SD • Beef cattle producers include: ◦ Cow-calf operators that breed cattle and raise calves to a certain weight (typically 500-600 lbs.; "Feeder Cattle") ◦ Feedlots who purchase feeder cattle and finish them for sale to processors (typically 1200+lbs.; "Live Cattle") ◦ GWB portfolio split roughly 75/25 as of 03/31/17 • Industry is very cyclical driven by supply and demand (e.g., prices paid by feedlots dictate how many calves are bred and which stock cattle are retained for breeding vs. slaughtered) • 21.2% of the Ag loan portfolio or approx. 5% overall, primarily in AZ • Very cyclical pricing over time; producers that manage costs, are vertically integrated and use risk management techniques are best suited to generate profitability over time • Arizona has a milk quota system that enhances milk price margins for units of production providing some stability for producers • Dairy (and beef cattle) producers benefit from low grain prices (primary production cost in food form for animals)

Ag Economy 14 Highlights • Industry balance sheets remain strong with debt/asset and debt/equity ratios below long-term averages and significantly below 1980s levels that precipitated, and resulted, from the period of high losses in the early 1980s • Ag sector net charge-offs have historically been low for the industry and for Great Western Bank Farm Balance Sheet Overview (1) Source: USDA Economic Research Service; 2016 is forecast data

FHLB & Other Borrowings - 1.04% WA Cost Securities sold under agreements to repurchase - 0.34% WA Cost Subordinated debentures and subordinated notes payable - 4.12% WA Cost Investments & Borrowings 15 • Recent reinvestments have continued to transform portfolio composition to something more similar to U.S. peers • Investment portfolio weighted average life of 3.7 years as of March 31, 2017 and yield of 1.92% for the quarter ended March 31, 2017, an increase of 8 basis points compared to the prior quarter • Borrowings portfolio had a cost of 1.36% for the quarter ended March 31, 2017 Investment Portfolio Borrowings & Weighted Average Cost Highlights U.S. Treasuries, 16% GNMA, 44% Other MBS, 35% States and political subdivisions, 5%

Non-Interest- Bearing Demand 22.3% NOW, MMDA and Savings 63.6% Time certificates $250K+ 2.8% Other time certificates 11.3% Deposits 16 Portfolio Segmentation by Type Portfolio Over Time ($MM) Geographic Diversification NOTE: South Dakota and Other deposits include a small amount of deposits managed by our Corporate staff. At September 30 of each fiscal year unless otherwise noted. FY11 FY12 FY13 FY14 FY15 FY16 2QFY17 $848 $1,076 $1,199 $1,303 $1,368 $1,881 $2,027 $2,532 $3,037 $3,602 $4,005 $4,638 $5,343 $5,779$2,891 $2,771 $2,147 $6,948 $1,744 $7,052 $1,380 $1,381 $8,605 $1,286 $9,092 Portfolio transformation away from time deposits and to significant business deposit growth Non-Interest-Bearing Interest-Bearing Demand Time Iowa / Kansas / Missouri 29.7%South Dakota and Other 25.8% Nebraska 27.6% Arizona / Colorado 15.8% North Dakota / Minnesota 1.1% $7,387 $6,885 $6,272

Tangible equity net of DTAs and AOCI, $1,066.7, 91.6% Eligible ALLL, $63.2, 5.4% Eligible subordinated debt, $35.0, 3.0% Capital 17 Summary Capital Priorities Capital Ratios Total Capital Composition ($MM) • Attractive dividend of $0.20 for the quarter ended March 31, 2017 (dividend yield of 1.9% based on avg. closing price during the quarter) (1) • All regulatory capital ratios remain above regulatory minimums to be considered “well capitalized” • Strong relationships with regulators at holding company and bank level (1) Future dividends subject to Board approval. (2) TCE/TA is a non-GAAP measure. See appendix for reconciliation. 1 2 3 Organic Growth & Compelling Dividend Yield Attractive and Accretive Acquisitions Share Buybacks Great Western Bancorp, Inc. Ratio Well Capitalized Minimum Difference to Well Capitalized Tier 1 capital 11.6% 8.0% 3.6% Total capital 12.7% 10.0% 2.7% Tier 1 leverage 10.0% 5.0% 5.0% Common equity tier 1 10.8% 6.5% 4.3% Tangible common equity / tangible assets (2) 9.0% Risk-weighted assets ($MM) $9,081 Great Western Bank Ratio Well Capitalized Minimum Difference to Well Capitalized Tier 1 capital 11.8% 8.0% 3.8% Total capital 12.4% 10.0% 2.4% Tier 1 leverage 10.1% 5.0% 5.1% Common equity tier 1 11.8% 6.5% 5.3% Risk-weighted assets ($MM) $9,077

20.00% 15.00% 10.00% 5.00% 0.00% -5.00% -10.00% -100 bps +100 bps +200 bps +300 bps +400 bps • Average floored loan is 84 bps in the money • Floating: 54% Prime, 25% 5yr Tsy, 21% all other • Variable reprices within 1 month; Floating reprices greater than 1 month Interest Rate Sensitivity 18 Summary Loan Portfolio Behavior ($MM) Sensitivity Modeling • Management believes the balance sheet is well-positioned for the anticipated interest rate trajectory • Internal budgeting and planning assumes a flat rate environment with lift from rate increases viewed as upside • Investment portfolio weighted average life of 3.7 years • Relatively short average tenor of the loan portfolio (1.2 years at March 31, 2017) due to: • Higher proportion of 12-month revolving lines of credit in line with business and agriculture lending focus • Certain fixed-rate loans with original terms greater than 5 years are swapped to floating Immediate Gradual Fixed, $3,043, 35% Variable (swapped), $1,056, 12% Floating (not floored), $1,936, 22% Variable (not floored), $2,315, 26% Variable and Floating (floored), $349, 4% Other, $60, 1%

(1) Comprehensive Credit-Related Coverage is a non-GAAP measure. See slide 8 for calculation. Asset Quality 19 Highlights Net Charge-offs / Average Total Loans Strong Credit QualityWatch & Substandard Loans ($MM) "Watch" and "Substandard" loans remained stable as a percentage of total loans Watch Loans Substandard Loans % of Total Loans NALs / Total Loans Reserves / NALs FY13 FY14 FY15 FY16 2QFY17 $219 $288 $310 $328 $324 $139 $358 $126 $414 $184 $494 $242 $570 $264 $588 5.6% 6.1% 6.7% 6.6% 6.8% FY12 FY13 FY14 FY15 FY16 2QFY17 2.76% 2.03% 1.16% 0.93% 1.46% 1.47% 42.4% 43.3% 60.2% 83.8% 51.1% 49.1% • Ratio of ALLL / total loans was 0.72% at March 31, 2017 compared to 0.74% at September 30, 2016 ◦ Reduction in ALLL coverage primarily results from higher net charge-offs on loans with specific reserves ◦ Comprehensive Credit-Related Coverage is 1.21%(1), inclusive of acquired loan marks and credit adjustment on loans at fair value • Nonaccrual loans increased by $3.5 million, loans graded “Watch” decreased $10.2 million and loans graded “Substandard” increased $14.2 million during the quarter ◦ These metrics remain relatively stable and support management's view that Ag credit is manageable FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 YTD 0.65% 0.88% 0.54% 0.44% 0.14% 0.13% 0.12% 0.30%

Goodwill & Intangible Assets 20 Goodwill ($MM) Other Intangible Assets ($MM) (1) (1) Balances and amortization expense at September 30 and for the respective fiscal years. Amounts for fiscal years 2017 – 2020 are forecast based on existing intangible assets and could change materially based on future acquisitions. • Majority (84%) of goodwill on GWB’s balance sheet resulted from the acquisition of GWB by National Australia Bank Ltd. in 2008 and was pushed down to GWB’s balance sheet • Recognizing an impairment, which management does not believe currently exists, is the only opportunity to eliminate the NAB-related goodwill • Existing intangible assets and related amortization have become minimal • Future M&A activity could generate additional assets and amortization expense NAB acquisition of GWB, $622 HF Financial, $41 GWB acquisitions pre-IPO, $76 $50.0 $45.0 $40.0 $35.0 $30.0 $25.0 $20.0 $15.0 $10.0 $5.0 $0.0 $20.0 $18.0 $16.0 $14.0 $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 201 2 201 3 201 4 201 5 201 6 201 7 201 8 201 9 202 0 Year-end balance (left axis) Annual amortization (right axis)

Income Statement Summary

Service charges and other fees, $11,919 Wealth management, $2,429 Mortgage banking income, net, $1,641 Gain on security sales, $43 Other, $1,426 Revenue 22 Revenue Highlights Net Interest Income ($MM) and NIM NIM Analysis Noninterest Income (1) (2)Net Interest Income (FTE) NIM (FTE) Adjusted NIM (FTE) 2QFY16 2QFY17 $88.1 $99.6 3.99% 3.98% 3.75% 3.83% FY16 YTD FY17 YTD $175.9 $200.4 3.99% 3.93% 3.74% 3.77% (1) Chart excludes changes related to loans and derivatives at fair value which netted $(3.6) million for the quarter. Dollars in thousands. (2) Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations. • Net interest income (FTE) up 13.0% compared to 2QFY16 primarily driven by increased average loan balances • NIM (FTE) up 9 basis points and adjusted NIM (FTE) (2) up 12 basis points sequentially ◦ Expanding asset yields following the December Fed rate hike and more favorable asset mix ◦ Cost of deposits rising more slowly than asset yields • Noninterest income, excluding the change in fair value of fair value options loans and the net gain (loss) on related derivatives, increased 25% compared to 2QFY16, primarily due to increases in service charges and other fees and wealth management

23 Noninterest Expense ($MM) Earnings, Expenses & Provision Highlights Provision for Loan Losses ($MM) Net Income ($MM) (1) Efficiency ratio and adjusted net income are non-GAAP measures. See appendix for reconciliations. Net Income Adjusted Net Income (1) ROAA Noninterest expense Acquisition expense Efficiency Ratio (1) FY16 YTD FY17 YTD $88.3 $105.7 $89.1 $106.4 45.3% 46.0% 2.5% increase in total noninterest expense sequentially 2QFY16 2QFY17 $44.1 $53.9 $44.9 45.5% 47.0% 2QFY16 3QFY16 4QFY16 1QFY17 2QFY17 $31 $31 $26 $34 $37 $37 $35 $8 $34 $35 1.24% 1.00% 1.19% 1.28% 1.26% FY16 YTD FY17 YTD $61 $72$62 $73 1.24% 1.27% FY16 YTD FY17 YTD $6.5 $11.1 2QFY16 2QFY17 $2.6 $4.0 • Net income increased 14.6% compared to 2QFY16 ◦ EPS of $0.60 per fully diluted share • Efficiency ratio(1) was 47.0%, up slightly from 45.5% 2QFY16 and 45.1% for 1QFY17 ◦ Remains very attractive and expenses are well managed • Provision for loan losses increased compared to the same periods in FY16 primarily driven by required specific reserves, many of which have subsequently charged off

24 Proven Business Strategy Focused Business Banking Franchise with Agribusiness Expertise Risk Management Driving Strong Credit Quality Attract and Retain High-Quality Relationship Bankers Invest in Organic Growth While Optimizing Footprint Deepen Customer Relationships Strong Profitability and Growth Driven by a Highly Efficient Operating Model Strong Capital Generation and Attractive Dividend Explore Accretive Strategic Acquisition Opportunities

Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” "views," “intends” and similar words or phrases. In particular, the statements included in this press release concerning Great Western Bancorp, Inc.’s expected performance and strategy, the outlook for its agricultural lending segment and the interest rate environment, beyond fiscal year 2016 are not historical facts and are forward-looking. Accordingly, the forward- looking statements in this press release are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties, including those related to the recently-completed acquisition of HF Financial Corp., that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016, and other periodic filings with the SEC, including its Quarterly Reports on Form 10-Q for the periods ended March 31, 2016, June 30, 2016 and December 31, 2016. Further, any forward-looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated April 27, 2017 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the SEC on April 27, 2017. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. Disclosures 25

Appendix 1 Non-GAAP Measures

Non-GAAP Measures 27 At or for the six months ended: At or for the three months ended: March 31, 2017 March 31, 2016 March 31, 2017 December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 Adjusted net income and adjusted earnings per common share: Net income - GAAP $ 72,065 $ 61,135 $ 35,162 $ 36,903 $ 33,758 $ 26,360 $ 30,674 Add: Acquisition expenses 710 771 — 710 2,742 12,179 771 Add: Tax effect at 38% (270) (293) — (270) (1,042) (4,628) (293) Adjusted net income $ 72,505 $ 61,613 $ 35,162 $ 37,343 $ 35,458 $ 33,911 $ 31,152 Weighted average diluted common shares outstanding 59,032,787 55,401,164 59,073,669 58,991,905 58,938,367 57,176,705 55,408,876 Earnings per common share - diluted $ 1.22 $ 1.10 $ 0.60 $ 0.63 $ 0.57 $ 0.46 $ 0.55 Adjusted earnings per common share - diluted $ 1.23 $ 1.11 $ 0.60 $ 0.63 $ 0.60 $ 0.59 $ 0.56 Tangible net income and return on average tangible common equity: Net income - GAAP $ 72,065 $ 61,135 $ 35,162 $ 36,903 $ 33,758 $ 26,360 $ 30,674 Add: Amortization of intangible assets 1,389 1,417 550 839 1,024 822 708 Add: Tax on amortization of intangible assets (213) (440) (50) (163) (220) (220) (220) Tangible net income $ 73,241 $ 62,112 $ 35,662 $ 37,579 $ 34,562 $ 26,962 $ 31,162 Average common equity $ 1,676,506 $ 1,476,424 $ 1,686,770 $ 1,666,243 $ 1,647,155 $ 1,567,372 $ 1,488,398 Less: Average goodwill and other intangible assets 749,964 704,221 749,638 750,290 750,756 727,707 703,866 Average tangible common equity $ 926,542 $ 772,203 $ 937,132 $ 915,953 $ 896,399 $ 839,665 $ 784,532 Return on average common equity * 8.6% 8.3% 8.5% 8.8% 8.2% 6.8% 8.3% Return on average tangible common equity ** 15.9% 16.1% 15.4% 16.3% 15.3% 12.9% 16.0% * Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods. ** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods.

Non-GAAP Measures At or for the six months ended: At or for the three months ended: March 31, 2017 March 31, 2016 March 31, 2017 December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis): Net interest income - GAAP $ 196,042 $ 172,295 $ 97,399 $ 98,642 $ 98,227 $ 91,652 $ 86,338 Add: Tax equivalent adjustment 4,323 3,617 2,182 2,142 2,012 1,905 1,791 Net interest income (FTE) 200,365 175,912 99,581 100,784 100,239 93,557 88,129 Add: Current realized derivative gain (loss) (8,361) (10,827) (3,875) (4,486) (4,895) (5,005) (5,175) Adjusted net interest income (FTE) $ 192,004 $ 165,085 $ 95,706 $ 96,298 $ 95,344 $ 88,552 $ 82,954 Average interest-earning assets $ 10,215,580 $ 8,828,558 $ 10,144,875 $ 10,286,284 $ 10,173,743 $ 9,528,576 $ 8,892,465 Net interest margin (FTE) * 3.93% 3.99% 3.98% 3.89% 3.92% 3.95% 3.99% Adjusted net interest margin (FTE) ** 3.77% 3.74% 3.83% 3.71% 3.73% 3.74% 3.75% * Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods. ** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods. Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non ASC 310-30 loans: Interest income - GAAP $ 198,165 $ 172,101 $ 98,825 $ 99,339 $ 99,058 $ 91,829 $ 86,534 Add: Tax equivalent adjustment 4,323 3,617 2,182 2,142 2,012 1,905 1,791 Interest income (FTE) 202,488 175,718 101,007 101,481 101,070 93,734 88,325 Add: Current realized derivative gain (loss) (8,361) (10,827) (3,875) (4,486) (4,895) (5,005) (5,175) Adjusted interest income (FTE) $ 194,127 $ 164,891 $ 97,132 $ 96,995 $ 96,175 $ 88,729 $ 83,150 Average non ASC 310-30 loans $ 8,523,800 $ 7,282,371 $ 8,531,652 $ 8,515,947 $ 8,477,214 $ 7,903,860 $ 7,371,600 Yield (FTE) * 4.76% 4.83% 4.80% 4.73% 4.74% 4.77% 4.82% Adjusted yield (FTE) ** 4.57% 4.53% 4.62% 4.52% 4.51% 4.52% 4.54% * Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods. ** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods. 28

Non-GAAP Measures 29 At or for the six months ended: At or for the three months ended: March 31, 2017 March 31, 2016 March 31, 2017 December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 Efficiency ratio: Total revenue - GAAP $ 223,783 $ 189,940 $ 111,233 $ 112,549 $ 114,025 $ 100,749 $ 95,339 Add: Tax equivalent adjustment 4,323 3,617 2,182 2,142 2,012 1,905 1,791 Total revenue (FTE) $ 228,106 $ 193,557 $ 113,415 $ 114,691 $ 116,037 $ 102,654 $ 97,130 Noninterest expense $ 106,389 $ 89,075 $ 53,852 $ 52,537 $ 57,342 $ 61,222 $ 44,855 Less: Amortization of intangible assets 1,389 1,417 550 839 1,024 822 708 Tangible noninterest expense $ 105,000 $ 87,658 $ 53,302 $ 51,698 $ 56,318 $ 60,400 $ 44,147 Efficiency ratio * 46.0% 45.3% 47.0% 45.1% 48.5% 58.8% 45.5% * Calculated as the ratio of tangible noninterest expense to total revenue (FTE). Tangible common equity and tangible common equity to tangible assets: Total stockholders' equity $ 1,706,861 $ 1,509,202 $ 1,706,861 $ 1,678,638 $ 1,663,391 $ 1,640,511 $ 1,509,202 Less: Goodwill and other intangible assets 749,366 703,508 749,366 749,916 750,755 751,217 703,508 Tangible common equity $ 957,495 $ 805,694 $ 957,495 $ 928,722 $ 912,636 $ 889,294 $ 805,694 Total assets $ 11,356,841 $ 9,942,295 $ 11,356,841 $ 11,422,617 $ 11,531,180 $ 11,453,222 $ 9,942,295 Less: Goodwill and other intangible assets 749,366 703,508 749,366 749,916 750,755 751,217 703,508 Tangible assets $ 10,607,475 $ 9,238,787 $ 10,607,475 $ 10,672,701 $ 10,780,425 $ 10,702,005 $ 9,238,787 Tangible common equity to tangible assets 9.0% 8.7% 9.0% 8.7% 8.5% 8.3% 8.7% Tangible book value per share: Total stockholders' equity $ 1,706,861 $ 1,509,202 $ 1,706,861 $ 1,678,638 $ 1,663,391 $ 1,640,511 $ 1,509,202 Less: Goodwill and other intangible assets 749,366 703,508 749,366 749,916 750,755 751,217 703,508 Tangible common equity $ 957,495 $ 805,694 $ 957,495 $ 928,722 $ 912,636 $ 889,294 $ 805,694 Common shares outstanding 58,760,517 55,245,177 58,760,517 58,755,989 58,693,304 58,693,499 55,245,177 Book value per share - GAAP $ 29.05 $ 27.32 $ 29.05 $ 28.57 $ 28.34 $ 27.95 $ 27.32 Tangible book value per share $ 16.29 $ 14.58 $ 16.29 $ 15.81 $ 15.55 $ 15.15 $ 14.58

Appendix 2 Accounting for Loans at FV and Related Derivatives

Loans at FV and Related Derivatives 31 Overview Summary Income Statement Line Item: Net increase (decrease) in fair value of loans at fair value Net realized and unrealized gain (loss) on derivatives Net Relationship Notes Increase (decrease) in FV related to interest rates $ (5,467) $ 5,467 $ — (1) Increase (decrease) in FV related to credit $ 251 $ — $ 251 (2) Current period realized cost of derivatives $ — $ (3,875) $ (3,875) (3) Subtotal, loans at FV and related derivatives $ (5,216) $ 1,592 $ (3,624) (4) (1) Equal and offsetting each period. Changes in the FV of each financial asset and liability driven by current compared to contractual rates. (2) Management records an adjustment for credit risk in noninterest income based on loss history for similar loans, adjusted for an assessment of existing market conditions for each loan segment. The FV adjustment related to credit is not included in the ALLL but loans are included in the ALLL coverage ratio denominator. (3) Current period actual cost of fixed-to-float interest rate swaps. Within non-GAAP financial measures, management reclassifies this component to interest income, resulting in adjusted interest income, adjusted net interest income and adjusted NIM, reflecting the underlying economics of the transactions. All else equal, this drag on earnings will reduce as short-term LIBOR rates increase. (4) While US GAAP mandates the presentation of these items in noninterest income, management believes the residual net amount economically represents the net credit exposure of this segment of the portfolio - presented as a "credit-related charge" in the earnings release and elsewhere (see note (2)) - and the current period derivative cost which should be analyzed relative to gross interest income received from the loan customers (see note (3)) as presented in non-GAAP measures. • For certain loans with an original term greater than 5 years with a fixed rate to the customer, Great Western Bank (“GWB”) has entered into equal and offsetting fixed-to-floating interest rate swaps with two US counterparties • Total size of the portfolio was $1.06 billion at March 31, 2017 • GWB has elected the Fair Value Option (ASC 825) on these loans and applies a similar treatment to the related derivatives: • Changes in the fair value of the loans and the derivatives and the current period realized cost (benefit) of the derivatives (i.e., the net pay fixed/receive floating settlement) are recorded in earnings through noninterest income • This differs significantly from most peers who have elected Hedge Accounting treatment • The historical election is irrevocable so the concept will be present for the foreseeable future in GWB’s financial statements even if different accounting elections are made on future originations • Management presents non-GAAP measures to provide more clarity on the underlying economics